Exhibit 10.2

FIRST AMENDMENT TO BOARD OF DIRECTORS

LETTER AGREEMENT

THIS AMENDMENT No. 1 (the “Amendment”) to the Board of Directors Letter Agreement (the “Letter Agreement”), dated September 17, 2013, by and between PURE Bioscience, Inc. (the “Company”) and Gary Cohee a member of the Company’s Board of Directors (“Mr. Cohee”), is made effective as of April 24, 2014, (the “Effective Date”), by and between the Company and Mr. Cohee.

WITNESSETH

WHEREAS, the Company and Mr. Cohee are parties to the Letter Agreement; and

WHEREAS, the parties now intend to amend the Letter Agreement to modify certain terms and provisions of the Letter Agreement governing Mr. Cohee’s compensation.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

1.	Amendment. The last paragraph of the section titled “Compensation” is hereby amended and restated in its entirety to read as follows:

“Further, the Company shall also pay you a quarterly fee in the amount of Fifteen Thousand Dollars ($15,000) for consulting and investor relations services provided to the Company.

2.	Approval of Amendment. By their signatures below, the Company and Mr. Cohee hereby adopt this Amendment.

3.	Necessary Acts. Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

4.	Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of California.

5.	Continued Validity. Except as otherwise expressly provided herein, the Letter Agreement shall remain in full force and effect.

6.	Facsimile; Counterparts. This Amendment may be executed by facsimile or electronic transmission and in any number of counterparts by the parties hereto all of which together shall constitute one instrument.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Effective Date.

PURE BIOSCIENCE, INC.

By:	/s/ Henry R. Lambert.
Name:	Henry R. Lambert.
Title:	Chief Executive Officer

GARY COHEE

/s/ Gary Cohee
(Signature)